SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 15, 1999
                                                  -------------------

         Providian National Bank (formerly First Deposit National Bank)
                     on behalf of the Providian Master Trust
                    (formerly the First Deposit Master Trust)
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                             33-59922
                                             33-84844
                                             33-99462
                                            333-22131
   United States of America                 333-55817           02-0118519
 ---------------------------------         -------------    --------------------
(State or other jurisdiction of            (Commission      (I.R.S. Employer
incorporation or organization)              File No.)       Identification No.)

               295 Main Street
            Tilton, New Hampshire                                  03276
   --------------------------------------------                --------------
   (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:           (603) 286-4348
                                                          --------------------

                        Not Applicable
- --------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5.  Other Events.

Exhibit 4.1 Series 2000-1 Supplement dated as of February 1, 2000 to the Pooling and Servicing Agreement dated as of June 1, 1993, as amended, between Providian National Bank, Seller and Servicer, and Bankers Trust Company, Trustee.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the Providian Master Trust by the undersigned hereunto duly authorized.

                                       PROVIDIAN MASTER TRUST

                              By:      PROVIDIAN NATIONAL BANK,
                                       Servicer

                                       By: /s/ Gwinneth Berexa
                                           ------------------------------
                                           Gwinneth Berexa
                                           Vice President

     Date:  September 16, 1999

                                 EXHIBIT INDEX

Exhibit No.

Exhibit 4.1 Series 2000-1 Supplement dated as of February 1, 2000 to the Pooling and Servicing Agreement dated as of June 1, 1993, as amended, between Providian National Bank, Seller and Servicer, and Bankers Trust Company, Trustee.